UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2008
                                                          --------------


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                13-3286161
        --------                 ---------------                ----------
    (State or other          (Commission File Number)         (IRS Employer
    jurisdiction of                                           Identification
     incorporation)                                               Number)


            383 Madison Avenue, New York, New York       10179
           ------------------------------------------------------
           (Address of principal executive offices)    (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

            On March 16, 2008, The Bear Stearns Companies Inc. (the "Company") and JPMorgan Chase & Co. ("JPMorgan Chase") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, a wholly-owned subsidiary of JPMorgan Chase will merge with and into the Company with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of JPMorgan Chase. The Merger Agreement is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Guaranty Agreement

            On March 16, 2008, JPMorgan Chase, in connection with the Merger Agreement, entered into a guaranty agreement in favor of the Company and certain of its subsidiaries (the "Guaranty"). The Guaranty is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Stock Option Agreement

            On March 16, 2008, the Company and JPMorgan Chase, in connection with the Merger Agreement, entered into a stock option agreement (the "Stock Option Agreement"). The Stock Option Agreement is filed as Exhibit 99.2 hereto, and is incorporated into this report by reference.

Forward-Looking Statements

            Certain statements contained in this Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended November 30, 2007, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the Company's 2007 Annual Report to Stockholders and similar sections of the Company's quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission.

Additional Information

            In connection with the proposed merger, JPMorgan Chase will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of JPMorgan Chase. The Company will mail the proxy statement/prospectus to its stockholders. JPMorgan Chase and the Company urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain these documents, free of charge, from the Company's website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings." You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" then under the item "SEC Filings". You may also obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

The Company, JPMorgan Chase and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company's stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company's executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2007. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 30, 2007. You can obtain free copies of these documents from JPMorgan Chase and the Company using the contact information above.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.     Description
-----------     -----------

2.1 Agreement and Plan of Merger, dated as of March 16, 2008, by and between The Bear Stearns Companies Inc. and JPMorgan Chase & Co.
99.1            Guaranty Agreement, dated as of March 16, 2008
99.2            Stock Option Agreement, dated as of March 16, 2008

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE BEAR STEARNS COMPANIES INC.



                                    By:  /s/ Jeffrey M. Farber
                                    --------------------------------------
                                    Jeffrey M. Farber
                                    Controller
                                    (Principal Accounting Officer)

Dated:      March 20, 2008

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

                                  -------------


Exhibit No.     Description
-----------     -----------

2.1 Agreement and Plan of Merger, dated as of March 16, 2008, by and between The Bear Stearns Companies Inc. and JPMorgan Chase & Co.
99.1            Guaranty Agreement, dated as of March 16, 2008
99.2            Stock Option Agreement, dated as of March 16, 2008